UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2006

PEREGRINE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14272 Franklin Avenue, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On June 16, 2006 (the “Effective Date”), the Registrant entered into a Common Stock Purchase Agreement (the “Agreement”) with Double U Master Fund LP, an institutional investor (the “Investor”), pursuant to which the Registrant is selling, and the Investor is purchasing, 9,285,714 shares of the Registrant’s common stock in exchange for aggregate proceeds of $13 million. Pursuant to the Agreement, the funding of the purchase and sale will occur no later than the end of the month (the “Closing Date”). The shares of common stock are being issued from the Registrant’s shelf registration statement on Form S-3, File No. 333-132872. No commissions were paid, nor warrants issued, in connection with the transaction. After giving effect to this Agreement, the Company will have 188,702,218 shares of common stock outstanding.

Pursuant to the terms of the Agreement, the Registrant has agreed not to (i) file another shelf registration statement pursuant to Rule 415 of the Securities Act of 1933, as amended, for a period of one hundred eighty days following the Effective Date, nor (ii) without the prior written consent of the Investor, prior to January 2, 2007, enter into any subsequent or further offer or sale of securities (including common stock issued for services provided to the Company, but excluding common stock issued in strategic licensing transactions where the Company is either in-licensing new technologies or out-licensing of technologies) at a price or possible price below $2.50 per share. In addition, subject to certain terms, and pursuant to the Agreement, the Registrant has granted to the Investor a right of first refusal to purchase any new securities that the Registrant may propose to issue prior to January 2, 2007. All of the foregoing restrictions shall terminate sooner in the event that the closing price of the Registrant’s common stock shall equal or exceed $2.50 for a period of fifteen (15) consecutive trading days at any time commencing thirty (30) business days following June 16, 2006.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release issued June 19, 2006
99.2	Common Stock Purchase Agreement between Registrant and Double U Master Fund LP dated June 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: June 19, 2006	By:	/s/ Paul Lytle

Paul Lytle Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued June 19, 2006
99.2	Common Stock Purchase Agreement between Registrant and Double U Master Fund LP dated June 16, 2006